UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 28, 2005

JMAR Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-10515	68-0131180
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10905 Technology Place, San Diego, California		92127
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 946-6800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

This Amendment No. 1 on Form 8-K/A is being filed solely to amend the Item 9.01 disclosure contained in the Current Report on Form 8-K previously filed by JMAR Technologies, Inc. (the "Company"), with the Securities and Exchange Commission on January 4, 2006 (the "Initial Form 8-K"). Specifically, the Company is filing a corrected version of the Securities Purchase Agreement filed as Exhibit 10.1 to the Initial Form 8-K solely to reflect the correct address of one of the Buyers on the Schedule of Buyers. All other provisions of the Securities Purchase Agreement remain unchanged. The Item 1.01, Item 3.02 and Item 8.01 disclosures contained in the Initial Form 8-K also remain unchanged.

10.1 Securities Purchase Agreement, among the Company and the purchasers listed therein.
*10.2 Registration Rights Agreement, among the Company and the purchasers listed in Item 3.02.
*10.3 Form of Warrant, issued to each of the purchasers listed in Item 3.02.
*99.1 Press Release, issued December 29, 2005, describing the completion of the Offering.
* Previously Filed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMAR Technologies, Inc.

January 10, 2006	By:	Dennis E. Valentine

Name: Dennis E. Valentine
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Securities Purchase Agreement, among the Company and the purchasers listed therein.